LIMITED POWER OF ATTORNEY
WITH RESPECT TO

VARIABLE UNIVERSAL LIFE POLICY SERIES I
VARIABLE UNIVERSAL LIFE POLICY SERIES II
AND
AMERICAN FAMILY VARIABLE ACCOUNT I
FLEXIBLE PREMIUM VARIABLE ANNUITY
AND
AMERICAN FAMILY VARIABLE ACCOUNT II

KNOW ALL MEN BY THESE PRESENTS that William T. Fancher, whose signature appears below, hereby constitutes and appoints Lori Bochniak and Jacqueline Wheeler, his attorneys-in-fact, with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto, with registration numbers 333-44956, 333-147408 and 333-45592 under the Securities Act of 1933 for securities issued in connection with variable universal life policies funded by American Family Variable Account I and flexible premium variable annuity contracts funded by American Family Variable Account II, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or his substitutes, may do or cause to be done by virtue hereof.

/s/ William Todd Fancher
William Todd Fancher

March 30, 2017

LIMITED POWER OF ATTORNEY
WITH RESPECT TO

VARIABLE UNIVERSAL LIFE POLICY SERIES I
VARIABLE UNIVERSAL LIFE POLICY SERIES II
AND
AMERICAN FAMILY VARIABLE ACCOUNT I
FLEXIBLE PREMIUM VARIABLE ANNUITY
AND
AMERICAN FAMILY VARIABLE ACCOUNT II

KNOW ALL MEN BY THESE PRESENTS that Daniel J. Kelly, whose signature appears below, hereby constitutes and appoints Lori Bochniak and Jacqueline Wheeler, his attorneys-in-fact, with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto, with registration numbers 333-44956, 333-147408 and 333-45592 under the Securities Act of 1933 for securities issued in connection with variable universal life policies funded by American Family Variable Account I and flexible premium variable annuity contracts funded by American Family Variable Account II, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or his substitutes, may do or cause to be done by virtue hereof.

/s/ Daniel J. Kelly
Daniel J. Kelly

March 30, 2017

LIMITED POWER OF ATTORNEY
WITH RESPECT TO

VARIABLE UNIVERSAL LIFE POLICY SERIES I
VARIABLE UNIVERSAL LIFE POLICY SERIES II
AND
AMERICAN FAMILY VARIABLE ACCOUNT I
FLEXIBLE PREMIUM VARIABLE ANNUITY
AND
AMERICAN FAMILY VARIABLE ACCOUNT II

KNOW ALL MEN BY THESE PRESENTS that Troy P. Van Beek, whose signature appears below, hereby constitutes and appoints Lori Bochniak and Jacqueline Wheeler, his attorneys-in-fact, with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto, with registration numbers 333-44956, 333-147408 and 333-45592 under the Securities Act of 1933 for securities issued in connection with variable universal life policies funded by American Family Variable Account I and flexible premium variable annuity contracts funded by American Family Variable Account II, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or his substitutes, may do or cause to be done by virtue hereof.

/s/ Troy P. Van Beek
Troy P. Van Beek

March 29, 2017

LIMITED POWER OF ATTORNEY
WITH RESPECT TO

VARIABLE UNIVERSAL LIFE POLICY SERIES I
VARIABLE UNIVERSAL LIFE POLICY SERIES II
AND
AMERICAN FAMILY VARIABLE ACCOUNT I
FLEXIBLE PREMIUM VARIABLE ANNUITY
AND
AMERICAN FAMILY VARIABLE ACCOUNT II

KNOW ALL MEN BY THESE PRESENTS that David C. Holman, whose signature appears below, hereby constitutes and appoints Lori Bochniak and Jacqueline Wheeler, his attorneys-in-fact, with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto, with registration numbers 333-44956, 333-147408 and 333-45592 under the Securities Act of 1933 for securities issued in connection with variable universal life policies funded by American Family Variable Account I and flexible premium variable annuity contracts funded by American Family Variable Account II, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or his substitutes, may do or cause to be done by virtue hereof.

/s/ David C. Holman
David C. Holman

March 28, 2017

LIMITED POWER OF ATTORNEY
WITH RESPECT TO

VARIABLE UNIVERSAL LIFE POLICY SERIES I
VARIABLE UNIVERSAL LIFE POLICY SERIES II
AND
AMERICAN FAMILY VARIABLE ACCOUNT I
FLEXIBLE PREMIUM VARIABLE ANNUITY
AND
AMERICAN FAMILY VARIABLE ACCOUNT II

KNOW ALL MEN BY THESE PRESENTS that Gerry W. Benusa, whose signature appears below, hereby constitutes and appoints Lori Bochniak and Jacqueline Wheeler, his attorneys-in-fact, with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto, with registration numbers 333-44956, 333-147408 and 333-45592 under the Securities Act of 1933 for securities issued in connection with variable universal life policies funded by American Family Variable Account I and flexible premium variable annuity contracts funded by American Family Variable Account II, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or his substitutes, may do or cause to be done by virtue hereof.

/s/ Gerry W. Benusa
Gerry W. Benusa

March 30, 2017

LIMITED POWER OF ATTORNEY
WITH RESPECT TO

VARIABLE UNIVERSAL LIFE POLICY SERIES I
VARIABLE UNIVERSAL LIFE POLICY SERIES II
AND
AMERICAN FAMILY VARIABLE ACCOUNT I
FLEXIBLE PREMIUM VARIABLE ANNUITY
AND
AMERICAN FAMILY VARIABLE ACCOUNT II

KNOW ALL MEN BY THESE PRESENTS that William B. Westrate, whose signature appears below, hereby constitutes and appoints Lori Bochniak and Jacqueline Wheeler, his attorneys-in-fact, with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto, with registration numbers 333-44956, 333-147408 and 333-45592 under the Securities Act of 1933 for securities issued in connection with variable universal life policies funded by American Family Variable Account I and flexible premium variable annuity contracts funded by American Family Variable Account II, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or his substitutes, may do or cause to be done by virtue hereof.

/s/ William B. Westrate
William B. Westrate

March 28, 2017